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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   April 24, 2001 (April 23,
                                                    2001)


                          HARRAH'S ENTERTAINMENT, INC.
             (Exact name of registrant as specified in its charter)


              DELAWARE                   1-10410                 62-1411755
    (State or other jurisdiction       (Commission            (I.R.S. Employer
          of incorporation)            File Number)          Identification No.)


         ONE HARRAH'S COURT
          LAS VEGAS, NEVADA                                          89119
(Address of Principal Executive Offices)                           (Zip Code)


                                 (702) 407-6000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


              ----------------------------------------------------
          (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS

         On April 23, 2001, Harrah's Entertainment, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99(1) and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

                  (c)      Exhibits

                           99(1) Text of press release, dated April 23, 2001, of the Registrant.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            HARRAH'S ENTERTAINMENT, INC.


Date: April 24, 2001                        By: /s/ Stephen H. Brammell
                                                --------------------------------
                                            Name:    Stephen H. Brammell
                                            Title:   Senior Vice President and
                                                     General Counsel